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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 11, 2000

                                  PARAVANT INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


         Florida                                       0-28114                              59-2209179
         -------                                       -------                              ----------
(State or other jurisdiction                  (Commission File Number)                     (IRS Employer
    of incorporation)                                                                   Identification No.)




    89 Headquarters Plaza North, Suite 1421, Morristown, NJ           07960
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               (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:     (973) 631-6190
                                                    --------------------------



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          (Former name or former address, if changed since last report)




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      ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      On July 11, 2000, Paravant Inc. ("Paravant"), closed the acquisition of all of the outstanding shares of capital stock of Catalina Systems Research, Inc., a Colorado corporation ("CRI"), from Jay Perry and Lawrence J. Scally. The acquisition was effective as of June 30, 2000 for tax and financial accounting purposes. Mr. Scally also entered into an employment agreement with CRI to continue his services following the closing of the acquisition. The acquisition was made under the terms and conditions of a Stock Purchase Agreement dated as of July 11, 2000 (the "Stock Purchase Agreement"), between Paravant and the sellers. The consideration paid at the closing by Paravant for the acquisition was (a) $13,800,000 in cash and (b) $2,500,000 in 8% subordinated promissory notes covering a cash earn-out payable over thirty-nine months based upon the earnings of the acquired business. Paravant also paid $100,000 to each seller in exchange for certain covenants against competition. Under the terms of the Stock Purchase Agreement, Paravant may pay additional amounts to the sellers after the closing as a purchase price adjustment based on CRI's adjusted net working capital as of the effective date. The purchase price was funded by Paravant through borrowings under its current line of credit with National City Bank.

      CRI, headquartered in Colorado Springs, Colorado, designs and builds digital signal processor chips and board products that are used for signal intelligence, radar and electronic intelligence applications as well as satellite ground station processing systems.

      A copy of the Stock Purchase Agreement is filed as Exhibit 2.1 to this report.

      ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired. The financial statements of the business acquired which are required by this Item will be filed by an amendment to this Report not later than sixty days after the date this Report was required to be filed.

         (b) Pro Forma Financial Information. The pro forma financial information required to be filed by this Item will be filed by an amendment to this Report not later than sixty days after the date this Report was required to be filed.

         (c) Exhibits.  The following Exhibit is filed as a part of this report:

               2.1 Stock Purchase Agreement dated as of July 11, 2000, by and among Paravant Inc., Jay Perry and Lawrence J. Scally.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 14, 2000             PARAVANT INC.
                                 (Registrant)

                                 By: /s/ John C. Zisko
                                     ----------------------------------------
                                     John C. Zisko
                                     Vice President and Chief Financial Officer


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                                  PARAVANT INC.
                      INDEX TO EXHIBITS FILED WITH FORM 8-K

Exhibit      Description of Exhibit
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
2.1          Stock Purchase Agreement dated as of July 11, 2000, by and among
             Paravant Inc., Jay Perry and Lawrence J. Scally.


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